SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                  July 15, 1996
                                                 -------------------------------



                           SMITH BARNEY HOLDINGS INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                        1-12484                      06-1274088
- ------------------------        ---------------             -------------------
(State or other jurisdiction    (Commission                 (IRS Employer
  of incorporation)              File Number)                Identification No.)



                    388 Greenwich Street, New York, NY  10013
- --------------------------------------------------------------------------------
             (Address of principal executive offices)      (Zip Code)



                               (212) 816-6000
- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)







                                Page 1 of 4 pages

                  No exhibits are being filed with this report.

                           SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K




Item 5.  Other Events
         ------------



Results of Operations
- ---------------------
(Preliminary and Unaudited)


This report summarizes the results of operations of Smith Barney Holdings Inc. (the "Company") for the three and six-month periods ended June 30, 1996 and 1995 and provides certain additional financial information.














































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



                           SMITH BARNEY HOLDINGS INC.
                             SELECTED FINANCIAL DATA
                           (Preliminary and Unaudited)
                                  (In millions)
                                                         June 30,
                                                    ----------------------
                                                       1996       1995
                                                       ----       ----

Total assets                                        $ 44,075      $39,043

Total debt obligations                              $  5,715      $ 4,125

Total stockholder's equity                          $  2,528      $ 2,433

Assets managed                                      $103,719      $87,429

                                               Three             Six
                                            months ended     months ended
                                              June 30,         June 30,
                                          ---------------   --------------
                                             1996    1995    1996     1995
                                             ----    ----    ----     ----
Revenues:

  Commissions                               $ 577   $ 491  $1,182    $ 939
  Principal trading                           265     225     543      507
  Investment banking                          298     226     576      342
  Asset management fees                       331     242     648      479
  Other                                        30      32      57       60
                                           ------  ------  ------   ------
    Total non-interest revenues             1,501   1,216   3,006    2,327
                                           ------  ------  ------   ------

  Interest and dividends                      463     470     908      877
  Interest expense                            363     373     713      688
                                           ------  ------  ------  -------

    Net interest and dividends                100      97     195      189
                                           ------  ------  ------  -------

    Net revenues                            1,601   1,313   3,201    2,516
                                           ------  ------  ------    -----
Expenses excluding interest:

  Employee compensation and benefits          898     788   1,811    1,530
  Communications, occupancy and equipment     139     147     278      293
  Other expenses                              190     148     372      288
                                           ------  ------  ------   ------

    Total expenses, excluding interest      1,227   1,083   2,461    2,111
                                           ------  ------  ------   ------

    Income before provision for
      income taxes                            374     230     740      405

Provision for income taxes                    145      97     288      173
                                           ------  ------  ------   ------

  Net income                               $  229  $  133  $  452   $  232
                                           ======  ======  ======   ======

Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

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
                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: July 15, 1996                  SMITH BARNEY HOLDINGS INC.




                                     By:    /s/Michael J. Day
                                          -------------------------------
                                            Michael J. Day
                                            Vice President and Controller

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